EXHIBIT 10.43


                                 AMENDMENT NO.4
                                       TO
                           THIRD AMENDED AND RESTATED
                      LONG TERM REVOLVING CREDIT AGREEMENT
                                       AND
                      SHORT TERM REVOLVING CREDIT AGREEMENT

                  This AMENDMENT NO.4, dated as of February 12, 2001 (the "Amendment"), to each of (i) the SHORT TERM REVOLVING CREDIT AGREEMENT, dated as of June 4, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Short Term Credit Agreement"), by and among Ag-Chem Equipment Co., Inc. (the "Borrower"), the institutions from time to time party thereto as lenders (as amended, restated, supplemented or otherwise modified from time to time, the "Short Term Lenders"), and Bank One, NA, as Agent (the "Agent") and
(ii) the THIRD AMENDED AND RESTATED LONG TERM REVOLVING CREDIT AGREEMENT, dated as of June 4, 1999 (the "Long Term Credit Agreement", and together with the Short Term Credit Agreement, the "Credit Agreements"), by and among the Borrower, certain subsidiaries of the Borrower (the "Multicurrency Subsidiary Borrowers"), and the Short Term Lenders, as the lenders thereunder (the "Long Term Lenders"), and the Agent, is entered into by each of the parties to the Credit Agreements. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreements.

                                   WITNESSETH

                  WHEREAS, the Borrower, the Short Term Lenders and the Agent are parties to the Short Term Credit Agreement and, together with the Multicurrency Subsidiary Borrowers, are parties to the Long Term Credit Agreement;

                  WHEREAS, the Borrower and the Multicurrency Subsidiary Borrowers have requested that the Short Term Lenders and the Long Term Lenders (together, the "Lenders") and the Agent agree to amend the Credit Agreements in certain respects;

                  WHEREAS, the Lenders and the Agent are willing to amend the Credit Agreements on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Multicurrency Subsidiary Borrowers, the Agent and the Lenders hereby agree as follows:

         1. Amendment. Effective as of the date first above written and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreements shall be and hereby are amended as follows:

                  (a) The definition of "Interest Coverage Ratio" set forth in
Section 1.01 of each Credit Agreement is hereby amended to add the following at the end of clause (a) thereof:

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                  "plus an amount equal to the nonrecurring charges of
                  up to $3,434,000 in the aggregate related to costs incurred in connection with the merger of the Company and Agco Corporation to the extent such charges are deducted in computing Net Income for the applicable period."

         2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if the Agent shall have received:

         (i) four (4) duly executed originals of this Amendment from the Borrower, the Multicurrency Subsidiary Borrowers and the Required Lenders, and

         (ii) guaranty reaffirmations, in form and substance acceptable to the Agent, for each guaranty of the Obligations entered into by Ag-Chem Sales Co., Inc., Lor*Al Products, Inc., Ag-Chem Manufacturing Co., Inc., and Ag-Chem Equipment Canada, Ltd.

         3. Representations and Warranties of the Borrower and the Multicurrency Subsidiary Borrowers. Each of the Borrower and each Multicurrency Subsidiary Borrower hereby represents and warrants as follows:

                  (a) Each of the Credit Agreements to which each of the Borrower and each Multicurrency Subsidiary Borrower is a party as previously executed constitutes the legal, valid and binding obligation of the Borrower and each Multicurrency Subsidiary Borrower and is enforceable against the Borrower and each Multicurrency Subsidiary Borrower in accordance with its terms.

                  (b) Upon the effectiveness of this Amendment, each of the Borrower and each Multicurrency Subsidiary Borrower hereby (i) represents that no Default or Event of Default exists under the terms of the Credit Agreements to which it is a party, (ii) reaffirms all covenants, representations and warranties made in the Credit Agreements to which it is a party, and (iii) agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

         4. Effect on the Credit Agreement.

                  (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in each Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to such Credit Agreement, as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreements and all other documents, instrument/s and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of either Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.


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


         5. Costs and Expenses. The Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Agent) incurred by the Agent and the Lenders in connection with the preparation, arrangement, execution and enforcement of this Amendment.

         6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 735 ILCS 105/5-1 ET.SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS.

         7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

               The remainder of this page is intentionally blank.


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                  IN WITNESS WHEREOF, this Amendment No. 4 has been duly
executed as of the day and year first above written.


AG-CHEM EQUIPMENT CO., INC., as the     AG-CHEM EUROPE, B.V., as a Multicurrency
Borrower                                Subsidiary Borrower

By: /s/ John C. Retherford              By: /s/ John C. Retherford
    ---------------------------------       ----------------------------------
Name:  John C. Retherford               Name:  John C. Retherford
Title: Senior Vice President            Title: Supervising Director


AG-CHEM EQUIPMENT CANADA, LTD.,         BANK ONE, NA as a Lender and as Agent
as a Multicurrency Subsidiary           under the Credit Agreements
Borrower

By: /s/ John C. Retherford              By: /s/ Sabir A. Hashmy
    ---------------------------------       ----------------------------------
Name:  John C. Retherford               Name:  Sabir A. Hashmy
Title: Vice President                   Title: Authorized Officer


COOPERATIEVE CENTRALE RAIFFEISEN-       HARRIS TRUST AND SAVINGS BANK, as a
BOERENLEENBANK B.A., "RABOBANK          Lender under the Credit Agreements
INTERNATIONAL", NEW YORK BRANCH, as
a Lender under the Credit Agreements    By: /s/ Andrew T. Claar
                                            ----------------------------------
By: /s/ Thomas A. Levasseur             Name:  Andrew T. Claar
    ---------------------------------   Title: Vice President
Name:  Thomas A. Levasseur
Title: Vice President

By: /s/ Ian Reece
    ---------------------------------
Name:  Ian Reece
Title: Senior Credit Officer


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